UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Municipal Partners Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Municipal Partners Fund Inc.

Annual Report • December 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	13

	Statement of Operations	14

	Statements of Changes in Net Assets	15

	Financial Highlights	16

Fund Objective	Notes to Financial Statements	17

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.	Report of Independent Registered Public Accounting Firm	24

	Additional Information	25

	Annual Chief Executive Officer and Chief Financial Officer Certification	28

	Dividend Reinvestment Plan	29

	Important Tax Information	31

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman

R. JAY GERKEN, CFA	Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy strengthened in the fourth quarter, due largely to the increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

Chairman, President and
Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%.

Western Asset Municipal Partners Fund Inc.     I

The municipal market outperformed its taxable bond counterparts over the 12 months ended December 31, 2006. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v], returned 4.84% and 4.33%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Municipal Partners Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related

II     Western Asset Municipal Partners Fund Inc.

to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

(v)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

     Western Asset Municipal High Income Fund Inc.     III

Fund Overview

Q.           What were the overall market conditions during the Fund’s reporting period?

A.            The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rate from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

The Treasury yield curveii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession. The municipal yield curve continued to flatten in 2006 and the spreads between two- and 10-year securities tightened to near historically low levels. Toward the end of the reporting period, the yield available with the 30-year municipal bond reached a 40 year low.iii However, unlike the Treasury yield curve, the municipal curve did not invert during the year.iv

New municipal bond issuance from state and local governments was approximately $383 billion in 2006, the second largest year on record.v It’s important to point out that, unlike recent years when supply was inflated by the refinancing of bonds, in 2006 issuance for new projects dominated the market.vi Overall, new supply was met with solid demand. In the past, purchases of municipal securities largely came from individual and institutional investors, as well as property and casualty insurers. More recently, hedge funds and arbitrage players have been drawn to the municipal market. This has resulted in a further flattening of the municipal yield curve.vii As was the case in 2005, longer-term and lower rated municipal securities generated the strongest returns during the 12-month period ended December 31, 2006.viii

Performance Review

For the 12 months ended December 31, 2006, Western Asset Municipal Partners Fund Inc. returned 4.68%, based on its net asset value (“NAV”)ix and 10.22% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,x returned 4.84% and its Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagexi increased 6.91% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV per share.

Tender Offer

On July 28, 2006, the Fund, in accordance with its tender offer for up to 575,710 of its issued and outstanding shares of common stock, accepted and made payment of these

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	1

shares at $14.26 per share (98% of the net asset value per share of $14.55). These shares represent 10% of the Fund’s then outstanding shares.

During the 12-month period, the Fund made distributions to shareholders totaling $0.77 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2006 (unaudited)

12-Month
Price Per Share	Total Return
$14.79 (NAV)	4.68%
$14.19 (Market Price)	10.22%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.           What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A.            During the reporting period, the Fund’s underweight in AAA- and AA-rated securities enhanced results. An underweight to the three-to-five year portion of the municipal yield curve also aided relative returns. From a sector perspective, the Fund’s overweight in healthcare and insured bonds, as well as an underweight in state general obligation bonds, was beneficial to performance. In terms of state-specific positioning, an underweight in New York and overweights in Indiana and Texas boosted returns.

What were the leading detractors from performance?

A.            As the Fund invests primarily in investment grade municipals, it did not participate in the rally in lower quality issues during the year. In particular, the Fund did not hold riskier airline and tobacco settlement bonds, both of which performed very well during the 12-month period. An underweight to BBB-rated securities, as well as overweights in industrial revenue bonds and securities issued by the state of Washington also detracted from relative performance. Finally, the Fund’s durationxii, which was lower than its peer group, was a negative to performance.

Q.           Were there any significant changes to the Fund during the reporting period?

A.            There were no significant changes to the Fund’s portfolio.

2	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XMNPX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset Municipal Partners Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 31, 2007

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alterative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Source: The Bond Buyer, 1/07.

iv	Source: The Bond Buyer, 1/07, for all data in this paragraph.

v	Source: The Bond Buyer, 1/07.

vi	Source: The Bond Buyer, 1/07.

vii	Source: The Wall Street Journal, 1/07.

viii	Source: The Bond Buyer, 1/07.

ix

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

xi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 56 funds in the Fund’s Lipper category.

xii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	5

Schedule of Investments (December 31, 2006)

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.5%
California — 6.6%
$ 1,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$ 1,039,260
1,575,000	A+	California State, GO, 5.125% due 6/1/24	1,641,575
1,250,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	1,321,025
2,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	2,122,260
1,290,000	AAA	Mojave Water Agency, Improvement California District M, GO, Refunding, Electric of 1990-Morongo Basin, AMBAC-Insured, 5.000% due 9/1/18	1,405,855
		Total California	7,529,975

Colorado — 1.5%
600,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	619,458
		Colorado Springs, CO, Hospital Revenue:
505,000	A-	6.375% due 12/15/30	549,935
495,000	A-	Call 12/15/10 @101, 6.375% due 12/15/30 (b)	546,391
		Total Colorado	1,715,784

Hawaii — 1.9%
2,000,000	AAA	Hawaii State Airport System Revenue, Series B, FGIC-Insured, 6.000% due 7/1/19 (c)	2,152,480
Illinois — 12.7%
3,750,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (b)	3,895,537
		Chicago, IL, Midway Airport Revenue:
2,000,000	AAA	Series A, MBIA-Insured, 5.500% due 1/1/29	2,022,900
2,000,000	AAA	Series B, MBIA-Insured, 5.625% due 1/1/29 (c)	2,022,460
2,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	2,123,560
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,083,260
1,500,000	A+	Illinois Health Facilities Authority Revenue, Refunding, Lutheran General Health System, Series C, 7.000% due 4/1/14	1,755,510
1,500,000	AAA	Illinois State, GO, First Series, FSA-Insured, 5.500% due 5/1/16	1,692,900
		Total Illinois	14,596,127

Indiana — 3.6%
		Indiana Bond Bank Revenue, Series B:
1,125,000	AAA	5.000% due 8/1/23	1,166,445
625,000	AAA	Call 8/1/10 @ 101, 5.000% due 8/1/23 (b)	658,181
1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,254,738

See Notes to Financial Satements.

6	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 3.6% (continued)
$ 1,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	$ 1,068,940
		Total Indiana	4,148,304

Iowa — 1.0%
1,000,000	Aa3(a)	Iowa Finance Authority, Hospital Facility Revenue, Call 2/15/10 @101, 6.750% due 2/15/16 (b)	1,097,390
Kansas — 1.3%
1,430,000	AA	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, Series J, 6.250% due 12/1/28	1,544,386
Maryland — 6.1%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	1,619,640
1,000,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,087,980
		University of Maryland Medical Systems:
500,000	A	6.000% due 7/1/32	544,340
1,000,000	A3(a)	Call 7/1/10 @ 101, 6.750% due 7/1/30 (b)	1,107,860
2,500,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/15 (c)	2,696,225
		Total Maryland	7,056,045
Massachusetts — 5.3%
2,500,000	AA	Massachusetts State Health & EFA Revenue, Partners Healthcare System, Series C, 5.750% due 7/1/32	2,706,100
		Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A:
2,540,000	AAA	5.750% due 8/1/29	2,687,193
630,000	AAA	Call 8/1/09 @101, 5.750% due 8/1/29 (b)	669,400
		Total Massachusetts	6,062,693
Michigan — 1.4%
1,500,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health, Series C, 5.375% due 12/1/30	1,595,550
New Hampshire — 0.1%
85,000	A+	New Hampshire State HFA, Single-Family Residential Revenue, Series A, 6.800% due 7/1/15 (c)	85,936
New Jersey — 9.3%
		New Jersey EDA:
5,150,000	AAA	PCR, Revenue, Public Service Electric and Gas Co. Project, Series A, MBIA-Insured, 6.400% due 5/1/32 (c)	5,150,515
4,450,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	4,461,303

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	7

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
New Jersey — 9.3% (continued)
$1,000,000	A3(a)	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	$ 1,063,230
		Total New Jersey	10,675,048

New York — 12.0%
		New York City, NY, GO:
		Series A:
10,000	AA-	6.000 due 5/15/30	10,739
990,000	AA-	Call 5/15/10 @ 101, 6.000% due 5/15/30 (b)	1,073,002
500,000	AA-	Series G, 5.000% due 12/1/33	523,955
		New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue
		Series B:
1,000,000	AA+	5.125 due 6/15/31	1,044,290
1,175,000	AA+	Call 6/15/07 @ 101, 5.750% due 6/15/29 (b)	1,198,018
2,000,000	AA+	Series D, 5.000% due 6/15/37	2,108,540
1,250,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500 due 11/15/17	1,365,062
5,365,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured
		5.500% due 5/15/30	6,450,930
		Total New York	13,774,536
North Carolina — 1.1%
1,200,000	AA-	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	1,255,272

Ohio — 8.0%
2,000,000	AAA	Cincinnati, OH, City School District, GO, Refunding, Classroom Construction & Improvement, FGIC-Insured, 5.250% due 12/1/31	2,360,360
6,700,000	A+	Ohio State Water Development Authority, Solid Waste Disposal Revenue, North Star BHP Steel, Cargill Inc., 6.300% due 9/1/20 (c)	6,848,941
		Total Ohio	9,209,301
Pennsylvania — 3.0%
3,000,000	AAA	Allegheny County, PA, Airport Authority, Airport Revenue, Refunding, Pittsburgh International, Series B, MBIA-Insured, 5.000% due 1/1/17	3,204,540
250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	271,295
		Total Pennsylvania	3,475,835
Tennessee — 3.3%
3,500,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	3,737,230
75,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program, Series 2B, 6.350% due 1/1/31 (c)	76,568
		Total Tennessee	3,813,798

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Texas — 11.3%
$2,500,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	$ 2,636,400
1,000,000	Aaa(a)	Edgewood, TX, ISD, PSFG-Insured, 5.250 due 2/15/18	1,088,780
1,500,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	1,583,535
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,678,464
100,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	107,266
1,000,000	BBB-	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/05, 5.200% due 5/1/28	1,035,390
3,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	3,778,530
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250 due 2/15/21	1,102,330
		Total Texas	13,010,695
Washington — 9.0%
1,000,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	1,067,760
1,395,000	AAA	King County, WA, GO, Refunding, Series B, MBIA-Insured, 5.000% due 1/1/30	1,421,184
2,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,115,260
4,250,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (b	4,543,123
1,200,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125 due 7/1/17	1,244,292
		Total Washington	10,391,619
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $108,218,511)	113,190,774
SHORT-TERM INVESTMENT — 1.5%
Utah — 1.5%
1,700,000	A-1+	County of Weber, UT, Hospital Revenue, IHC Health Services, Series C, SPA-Landesbank Hessen-Thuringen, 4.000%, 1/2/07 (d) (Cost — $1,700,000)	1,700,000
		TOTAL INVESTMENTS — 100.0% (Cost — $109,918,511#)	$114,890,774

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $109,902,124.

See pages 11 and 12 for definitions of ratings.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	9

Schedule of Investments (December 31, 2006) (continued)

Abbreviations used in this schedule:

AMBAC — Ambac Assurance Corporation

DFA  — Development Finance Agency

EDA  — Economic Development Authority

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company

FSA  — Financial Security Assurance

GO  — General Obligation

HFA  — Housing Finance Authority

ISD  — Independent School District

MBIA  — Municipal Bond Investors Assurance Corporation

MWRA  — Massachusetts Water Resources Authority

PCR  — Pollution Control Revenue

PSF  — Permanent School Fund

PSFG  — Permanent School Fund Guaranty

SPA  — Standby Bond Purchase Agreement

TFA  — Transitional Finance Authority

Summary of Investments by Industry* (unaudited)

Transportation	16.6%
General Obligation	15.7
Hospitals	14.6
Pollution Control	14.6
Pre-Refunded	13.1
Utilities	7.6
Education	7.5
Water and Sewer	5.8
Electric	1.9
Life Care Systems	1.3
Sales Tax	1.2
Housing: Single Family	0.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of December 31, 2006 and are subject to change.

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	11

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

12	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $109,918,511)	$ 114,890,774
Cash	48,934
Interest receivable	1,649,632
Receivable for securities sold	240,000
Prepaid expenses	1,210
Total Assets	116,830,550
LIABILITIES:
Investment management fee payable	54,762
Distributions payable to Auction Rate Cumulative Preferred Stockholders	27,945
Directors’ fees payable	7,455
Accrued expenses	111,543
Total Liabilities	201,705
Auction Rate Cumulative Preferred Stock (800 shares authorized and issued at $50,000 per share) (Note 4)	40,000,000
Total Net Assets	$76,628,845
NET ASSETS:
Par value ($0.001 par value; 5,181,384 shares issued and outstanding; 100,000,000 common shares authorized)	$5,181
Paid-in capital in excess of par value	71,464,465
Undistributed net investment income	213,642
Accumulated net realized loss on investments	(26,706)
Net unrealized appreciation on investments	4,972,263
Total Net Assets	$76,628,845

Shares Outstanding	5,181,384
Net Asset Value	$14.79

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	13

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$6,094,166
EXPENSES:
Investment management fee (Note 2)	667,722
Auction agent fees (Note 4)	116,452
Directors’ fees	92,382
Shareholder reports	64,110
Legal fees	58,283
Audit and tax	57,530
Transfer agent fees	36,334
Stock exchange listing fees	21,250
Insurance	2,306
Custody fees	200
Miscellaneous expenses	28,816
Total Expenses	1,145,385
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,785)
Net Expenses	1,142,600
Net Investment Income	4,951,566
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(45,683)
Change in Net Unrealized Appreciation/Depreciation From Investments	(149,966)
Net Loss on Investments	(195,649)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From:
Net Investment Income	(1,356,200)
Net Realized Gains	(10,673)
Total Distribution Paid to Auction Rate Preferred Stockholders	(1,366,873)
Increase in Net Assets From Operations	$3,389,044

See Notes to Financial Statements

14	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$ 4,951,566	$ 5,283,965
Net realized gain (loss)	(45,683)	307,226
Change in net unrealized appreciation/depreciation	(149,966)	(2,142,589)
Distributions paid to auction rate cumulative preferred stockholders from:
Net investment income	(1,356,200)	(976,886)
Net realized gains	(10,673)	(26,248)
Increase in Net Assets From Operations	3,389,044	2,445,468
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,260,337)	(4,835,959)
Net realized gains	(17,529)	(143,927)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(4,277,866)	(4,979,886)
FUND SHARE TRANSACTIONS: Cost of tendered shares (575,710 tendered shares) (Note 10)	(8,209,625)	—

Decrease in Net Assets From Fund Share Transactions	(9,098,447)	(2,534,418)
NET ASSETS: Beginning of year	85,727,292	88,261,710
End of year*	$76,628,845	$85,727,292
* Includes undistributed net investment income of:	$213,642	$885,097

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	15

Financial Highlights

For a share of common stock outstanding throughout each year ended December 31:

	2006†		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$ 14.89		$ 15.33		$ 15.52	$ 15.35	$ 14.38
Income (Loss) From Operations:
Net investment income	0.90		0.92		0.93	0.95	1.00
Net realized and unrealized gain (loss)	(0.01)		(0.32)		(0.12)	0.13	0.86
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(0.25)		(0.17)		(0.08)	(0.07)	(0.10)
Net realized gains	(0.00	)(1)	(0.00	)(1)	(0.01)	—	—
Total Income From Operations	0.64		0.43		0.72	1.01	1.76
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.77)		(0.84)		(0.84)	(0.84)	(0.79)
Net realized gains	(0.00	)(1)	(0.03)		(0.07)	—	—
Total Distributions Paid to Common Stock Shareholders	(0.77)		(0.87)		(0.91)	(0.84)	(0.79)
Increase in Net Asset Value due to share repurchased in tender offer	0.03		—		—	—	—
Net Asset Value, End of Year	$14.79		$14.89		$15.33	$15.52	$15.35
Market Price, End of Year	$14.19		$13.60		$13.45	$14.00	$13.40
Total Return, Based on NAV(2)	4.68%		2.85%		4.82%	6.78%	12.52%
Total Return, Based on Market Price(3)	10.22%		7.64%		2.68%	11.07%	12.93%
Net Assets, End of Year (000s)	$76,629		$85,727		$88,262	$89,364	$88,382
Ratios to Average Net Assets:(4)
Gross expenses	1.41%		1.30%		1.32%	1.32%	1.34%
Net expenses	1.41	(5)	1.30		1.32	1.32	1.34
Net investment income	6.09		6.07		6.05	6.17	6.70
Portfolio Turnover Rate	18%		40%		38%	57%	71%
Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$40,000		$40,000		$40,000	$40,000	$40,000
Asset Coverage Per Share	145,786		157,159		160,328	161,705	160,478
Involuntary Liquidating Preference Per Share	50,000		50,000		50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000		50,000	50,000	50,000

†	Per share amounts have been calculated using the average share method.
(1)	Amount represents less than $0.01 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The total return calculation assumes that distributions on common shares are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
(5)	Reflects fee waivers and/or expense reimbursement.

See Notes to Financial Statements

16	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Municipal Partners Fund Inc.) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Concentration of Credit Risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	17

Notes to Financial Statements (continued)

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed
Net Investment	Accumulated Net
Income	Realized Loss
(a) $ (6,484)	$ 6,484

(a)  Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.55% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

During the year ended December 31, 2006, SBAM waived a portion of their fees amounting of $2,785.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,441,371
Sales	30,744,432

18	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,042,975
Gross unrealized depreciation	(54,325)
Net unrealized appreciation	$4,988,650

4.  Auction Rate Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended December 31, 2006 ranged from 2.890% to 4.500%. The weighted average dividend rate for the year ended December 31, 2006 was 3.420%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5.  Distributions Subsequent to December 31, 2006

Common Stock Distributions. On November 30, 2006, the Board of Directors of the Fund declared two common share distributions from net investment income, each in the

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	19

Notes to Financial Statements (continued)

amount of $0.06 per share, payable on January 26, 2007 and February 23, 2007 to shareholders of record on January 19, 2007 and February 16, 2007, respectively.

Preferred Stock Distributions. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund’s ability to designate any subsequent dividend period as a Special Rate Period.

Auction Date	Commencement of	Rate Effective Through	Preferred Rate
12/29/06	1/2/07	1/8/07	4.500%
1/8/07	1/9/07	1/12/07	3.250
1/12/07	1/16/07	1/22/07	3.540
1/22/07	1/23/07	1/29/07	3.610

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2006	2005
Distributions paid from:
Tax-Exempt Income	$5,616,537	$5,812,845
Net Long-term Capital Gains	28,202	170,175
Total Taxable Distributions	$28,202	$170,175
Total Distributions Paid	$5,644,739	$5,983,020

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$216,030
Capital loss carry forward*	$(43,010)
Other book/tax temporary differences (a)	(2,471)
Unrealized appreciation/(depreciation) (b)	4,988,650
Total accumulated earnings / (losses) — net	$5,159,199

*  The Fund had the following net capital loss carry forward remaining:

Year of Expiration	Amount
12/31/2014	$(43,010)

This amount will be available to offset any future taxable capital gains.
(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for market discount on fixed income securities.

20	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	21

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds’ does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes— an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding

22	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10.  Tender Offer

On July 28, 2006, the Fund, in accordance with its tender offer for up to 575,710 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.26 per share (98% of the net asset value per share of $14.55). These shares represent 10% of the Fund’s then outstanding shares.

***

Subsequently, on January 17, 2007, the Fund, in accordance with its tender offer for up to 259,070 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.42 per share (98% of the net asset value per share of $14.71). These shares represent 5% of the Fund’s then outstanding shares. This transaction will be reflected in the 2007 financial statements.

***

In addition, if the Fund’s common shares have traded on the New York Stock Exchange at an average discount from net asset value of 5% or more as of the last trading day in each week during the last 12-weeks of the previous calendar quarter, the Fund will commence up to 3 additional tenders, each for up to 5% of the then outstanding common shares of the Fund: by the end of the second and fourth calendar quarters of 2007 and the second calendar quarter of 2008, respectively. Although the Board of Directors of the Fund has committed to commence these tenders under the circumstances described, the Fund will not make such tenders if certain market conditions exist that would make it detrimental to the Fund and its shareholders to commence the tenders.

Western Asset Municipal Partners Fund Inc. 2006 Annual Report	23

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Western Asset Municipal Partners Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Partners Fund Inc. (formerly Salomon Brothers Municipal Partners Fund Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Partners Fund Inc. as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

24	Western Asset Municipal Partners Fund Inc. 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Partners Fund Inc. (formerly known as Salomon Brothers Municipal Partners Fund Inc.) (“the Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William H. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.H. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies. The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Western Asset Municipal Partners Fund Inc.	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

26	Western Asset Municipal Partners Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, 2007 and 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
(3)	The term “fund complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Western Asset Municipal Partners Fund Inc.	27

Annual Chief Executive Officer and
Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

28	Western Asset Municipal Partners Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

Western Asset Municipal Partners Fund Inc.	29

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

30	Western Asset Municipal Partners Fund Inc.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2006 to common shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a long-term capital gain distribution of $0.003400 per share to common shareholders of record on August 22, 2006.

Additionally, all of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2006 to municipal auction rate cumulative preferred shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Finally, the Fund paid a long-term capital gain distribution of $13.340000 per share to Preferred Stock shareholders of record on August 28, 2006.

Please retain this information for your records.

Western Asset Municipal Partners Fund Inc.	31

Western Asset Municipal	SUBADVISER
Partners Fund Inc.	Western Asset Management
Company
DIRECTORS
Carol L. Colman	AUCTION AGENT
Daniel P. Cronin	Deutsche Bank
Leslie H. Gelb	60 Wall Street
R. Jay Gerken, CFA	New York, New York 10005
Chairman
William H. Hutchinson	CUSTODIAN
Riordan Roett	State Street Bank and
Jeswald W. Salacuse	Trust Company

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	American Stock Transfer &
President and Chief Executive Officer	Trust Company
59 Maiden Lane
Frances M. Guggino	New York, New York 10038
Chief Financial Officer and
Treasurer	INDEPENDENT
REGISTERED PUBLIC
Ted P. Becker	ACCOUNTING FIRM
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
LEGAL COUNSEL
WESTERN ASSET	Simpson Thacher &
MUNICIPAL PARTNERS	Bartlett LLP
FUND INC.	425 Lexington Avenue
125 Broad Street	New York, New York 10017
10th Floor, MF-2
New York, New York 10004	NEW YORK STOCK
EXCHANGE SYMBOL
INVESTMENT MANAGER	MNP
Legg Mason Partners Fund
Advisor, LLC

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WAS04017 12/06                                             SR07-254

Western Asset Municipal
Partners Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2005 performed by PwC and $40,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,255 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal Partners Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2005 performed by PwC and $5,548 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Municipal Partners Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Partners Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset Municipal Partners Fund Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Western Asset Municipal Partners Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Municipal Partners Fund Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Western Asset Municipal Partners Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Municipal Partners Fund Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset Municipal Partners Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal Partners Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

John Toolan

Lee Abraham

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

()  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Robert E. Amodeo Western Asset Management (“WAM”) 399 Park Avenue New York, NY 10022 Birth year: 1964	Since 1999	Executive Vice President of the fund; employee of SBAM since 1999; employee of WAM since 2005.

Thomas Croak WAM 399 Park Avenue New York, NY 10022 Birth year: 1961	Since 1999	Co-portfolio manager of the fund; employee of SBAM since 1999; employee of WAM since 2005.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Robert Amodeo	32registered investment companies with $18.6 billion in total assets under management	1 Other pooled investment vehicles with $7.9 billion in l assets under management	16 Other accounts with $948 million in total assets under management*

Thomas Croak	32 registered investment companies with $18.6 billion in total assets under management	1 Other pooled investment vehicles with $7.9 in assets under management	16 Other accounts with $948 million in total assets under management*

S. Kenneth Leech ‡	134 registered investment companies with $101 billion in total assets under management	119 Other pooled investment vehicles with $125.5 billion in assets under management	953 Other accounts with $274 billion in total assets under management*

*              Includes 96 account managed, totaling $31 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities

Robert Amodeo	none
Thomas Croak	none
S. Kenneth Leech	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 9, 2007